Prospectus and Summary Prospectus Supplement

May 15, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 15, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus each dated April 30, 2015 of:

Emerging Markets External Debt Portfolio
(the "Portfolio")

Important Notice Regarding Change in Investment Policy

Effective upon the consummation of a reorganization of the Emerging Markets Domestic Debt Portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") into the Portfolio or, if the reorganization is not consummated, on or about August 3, 2015 (the "Effective Date"), the Board of Directors (the "Board") of the Fund, on behalf of the Portfolio, has approved various changes with respect to the Portfolio, including (i) changing the Portfolio's name to Emerging Markets Fixed Income Opportunities Portfolio; (ii) changing the Portfolio's principal investment policy as detailed below; and (iii) changing the Portfolio's primary benchmark index to a blend of three broad indices comprised of (a) 1/3 JP Morgan EMBI Global Index, (b) 1/3 JP Morgan GBI-EM Global Diversified Index and (c) 1/3 JP Morgan CEMBI Broad Diversified Index.

Currently, in seeking to achieve the Portfolio's investment objective of high total return, the Portfolio normally invests at least 80% of its assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries.

On the Effective Date, the Portfolio's principal investment policy will change such that the Portfolio will, under normal circumstances, seek to achieve its investment objective of high total return by investing at least 80% of its assets in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency, and corporate debt securities.

Please retain this supplement for future reference.

  MSIFISPT-0515